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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2003



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



      NEW BRUNSWICK                 0-29302                  980151150
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)



            5280 SOLAR DRIVE, SUITE 300                       L4W 5M8
               MISSISSAUGA, ONTARIO                         (Zip Code)
     (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020








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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1  Earnings Press Release, dated August 11, 2003

ITEM 12.          REGULATION FD DISCLOSURE

                  On August 11, 2003, TLC Vision Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

                  This information is furnished pursuant to Item 12 of Form
8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange
Act of 1934.

                                      * * *
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2003

                                     TLC VISION CORPORATION



                                     By: /s/ Robert W. May
                                         ---------------------------------
                                         Robert W. May
                                         General Counsel  and Secretary



















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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1          Earnings Press Release, dated August 11, 2003